Income taxes:	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
11.	Income taxes:

Net deferred tax assets and liabilities consist of the following:

$ thousand	2014	2013
Deferred tax assets:
Net operating loss carry-forwards (portions subject to annual limitation)	$88,040	$80,868
Credit carry-forward	477	477
Stock option compensation	17,322	13,982
Differing basis in property and equipment for tax and financial reporting purposes	(70)	(124)
Inventory reserve	1,715	527
Accrued severance cost	1,244	-
Other	1,568	185
	$110,296	$95,915

$ thousand	2014	2013
Deferred tax liabilities:
MSA escrow payments taxable in future	$(180)	$(180)
Valuation allowance*	(110,116)	(95,735)
	$-	$-

*    Based on the information available, management believes the allowance is appropriate.

Income tax benefit consists of the following:

	2014	2013	2012
Current:
Federal	$-	$-	$-
State	-	-	-
Deferred benefit	-	-	-
Total provision (benefit) for income taxes	$-	$-	$-

The provision for income tax expense varies from that which would be expected based on applying the statutory federal rate to pre-tax accounting loss as follows:

	2014	2013	2012
Statutory federal rate	(34.00)%	(34.00)%	(34.00)%
Permanent items	0.04	(0.17)	(0.27)
State tax provision, net of federal benefit	(3.45)	(3.45)	(3.45)
Valuation allowance	37.41	37.28	37.72
	(0.00)%	(0.00)%	(0.00)%

At December 31, 2014, the Company had net operating loss carry-forwards of approximately $219 million, which expire from 2022 through 2033. As a result of previous ownership changes, an aggregate of $532 thousand in Federal loss carry-forwards are limited to $116 thousand annually.